UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2021

Callon Petroleum Company
(Exact name of registrant as specified in its charter)

DE	001-14039	64-0844345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Briarlake Plaza
2000 W. Sam Houston Parkway S., Suite 2000
Houston, TX 77042

(Address of Principal Executive Offices, and Zip Code)

(281) 589-5200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CPE	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
☐    Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 20, 2021, the Board of Directors (the “Board”) of Callon Petroleum Company (the “Company” and “Callon”) appointed Mary Shafer-Malicki, age 61, to serve as a director of the Company effective January 1, 2022. Ms. Shafer-Malicki will hold office until the next annual meeting of the Company’s stockholders, or until her successor is elected and qualified or her earlier resignation or removal. Ms. Shafer-Malicki’s appointment reflects the Company’s ongoing Board refreshment practices and preparation for the upcoming retirements of three board members over the next three years starting in May 2022. Ms. Shafer-Malicki’s appointment to Board committees will be determined at a later date.
Previously, Ms. Shafer-Malicki served in various international and domestic capacities of increasing responsibility over a career spanning more than 25 years at BP, including as CEO of BP Angola. She previously served as Chairman of the Board for QEP Resources and as a board member for Wood plc, McDermott International Inc., and Ausenco Limited. Ms. Shafer-Malicki holds a Bachelor of Science in Chemical Engineering from Oklahoma State University.
There are no transactions between the Company and Ms. Shafer-Malicki that would require disclosure under Item 404(a) of Regulation S-K, and there is no understanding or arrangement between Ms. Shafer-Malicki and any other person pursuant to which Ms. Shafer-Malicki was appointed.
As compensation for her initial partial year of service on the Board, Ms. Shafer-Malicki will receive a cash retainer of $47,500 and restricted stock units valued at $60,000 that will vest as of the date of the Company’s 2022 annual meeting. This compensation package reflects a reduced version of the Company’s standard compensation for non-employee directors as disclosed in the Company’s 2021 proxy statement filed by the Company with the U.S. Securities and Exchange Commission on April 9, 2021.
Item 7.01. Regulation FD Disclosure
On December 20, 2021, the Company issued a press release announcing the appointment of Ms. Shafer-Malicki to the Board. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated into this Item 7.01 by reference.
Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Title of Document

99.1	Press release dated December 20, 2021
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Callon Petroleum Company
(Registrant)

December 20, 2021	/s/ Joseph C. Gatto, Jr.
Joseph C. Gatto, Jr.
President and Chief Executive Officer